Exhibit 99.1

First Financial Bancorp Announces Fourth Quarter and Full Year 2018 Results and 10% Dividend Increase

Cincinnati, Ohio - January 23, 2019 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the fourth quarter and full year 2018.

For the three months ended December 31, 2018, the Company reported net income of $55.0 million, or $0.56 per diluted common share. These results compare to net income of $50.7 million, or $0.51 per diluted common share, for the third quarter of 2018 and $24.8 million, or $0.40 per diluted common share, for the fourth quarter of 2017. Net income was negatively impacted by the recognition of $7.5 million of efficiency and merger related costs, which more than offset $1.6 million of gains from the redemption of off balance sheet securitizations, reducing earnings per diluted common share by $0.05 on a net basis. For the twelve months ended December 31, 2018, First Financial had earnings per diluted common share of $1.93 compared to $1.56 for the same period in 2017.

Return on average assets for the fourth quarter of 2018 was 1.59% while return on average tangible common equity was 19.63%. These compare to a return on average assets of 1.45% and return on average tangible common equity of 18.52% in the third quarter of 2018 and a return on average assets of 1.13% and a return on average tangible common equity of 13.85% in the fourth quarter of 2017.

Fourth quarter 2018 highlights include:

•	After adjustments(1) for merger related and nonrecurring items:

◦	Net income of $0.61 per diluted common share

◦	1.72% return on average assets

◦	21.29% return on average tangible common equity

•	Net interest margin of 4.21% on a fully tax equivalent basis(1)

◦	9 basis point expansion from the linked quarter driven by higher asset yields and loan fees which outpaced increased funding costs

•	Noninterest expenses of $83.4 million, or $75.9 million as adjusted(1)

◦	Efficiency ratio of 53.6% for the fourth quarter; 49.3% as adjusted(1)

•	Stable loan balances

◦	Strongest origination quarter of 2018

◦	10% linked quarter increase in loan origination activity offset by elevated ICRE payoffs

•	Annualized quarterly increase in average deposit balances of 16%

◦	Deposit growth driven by higher noninterest bearing deposits, money market accounts and brokered CD's

•	Classified assets declined 5%; annualized net charge-offs increased to 29 basis points as a percentage of average loans for the quarter and were 15 basis points for the full year 2018
____________________________________________________________________________________________(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Archie Brown, President and Chief Executive Officer, commented, “Fourth quarter results were very strong, and we remain pleased with the operational performance of the Company. Revenue growth and increased operating leverage led to adjusted(1) earnings per share of $0.61 and substantial returns on assets and average tangible common equity while net interest margin increased 9 basis points.”
Mr. Brown continued, “Fourth quarter core banking trends were positive and loan originations were stronger than they have been all year, however elevated payoffs, particularly in ICRE (investment commercial real estate), led to a slight decline in overall loan balances. In addition to positive loan origination trends, we were particularly pleased with our ability to grow deposits during the the quarter while maintaining a pricing discipline that benefits both our clients and our shareholders.”

Mr. Brown concluded, “2018 was a year of significant change for First Financial. We are highly encouraged by the way in which the Company has come together culturally and performed financially. Successfully completing a transformational merger while producing high level returns reflects the hard work of our associates and dedication to serving the needs of our clients and shareholders. We remain confident in our ability to sustain these results and our outlook for the future continues to be very optimistic."
First Financial's Board of Directors also approved a 10% increase in the quarterly dividend to $0.22 per share, payable on March 15, 2019 to shareholders of record as of March 1, 2019.

Full detail of the Company’s fourth quarter and full year 2018 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Thursday, January 24, 2019 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10127430. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

2

Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2017, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2018, the Company had $14.0 billion in assets, $8.8 billion in loans, $10.1 billion in deposits and $2.1 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.6 billion in assets under management as of December 31, 2018. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operated 159 banking centers as of December 31, 2018, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Lauren Ponti-Zins
Chief Financial Officer                    Marketing Specialist
(513) 887-5400                        (513) 246-2137
InvestorRelations@bankatfirst.com            media@bankatfirst.com

3

Selected Financial Information
December 31, 2018
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	2018	2017
RESULTS OF OPERATIONS
Net income	$55,014	$50,657	$36,418	$30,506	$24,811	$172,595	$96,787
Net earnings per share - basic	$0.56	$0.52	$0.37	$0.49	$0.40	$1.95	$1.57
Net earnings per share - diluted	$0.56	$0.51	$0.37	$0.49	$0.40	$1.93	$1.56
Dividends declared per share	$0.20	$0.20	$0.19	$0.19	$0.17	$0.78	$0.68

KEY FINANCIAL RATIOS
Return on average assets	1.59%	1.45%	1.05%	1.40%	1.13%	1.37%	1.12%
Return on average shareholders' equity	10.68%	9.94%	7.36%	13.31%	10.70%	9.85%	10.78%
Return on average tangible shareholders' equity	19.63%	18.52%	13.75%	17.18%	13.85%	17.32%	14.08%

Net interest margin	4.16%	4.06%	4.10%	3.80%	3.75%	4.05%	3.59%
Net interest margin (fully tax equivalent) (1)	4.21%	4.12%	4.15%	3.84%	3.82%	4.10%	3.66%

Ending shareholders' equity as a percent of ending assets	14.86%	14.70%	14.46%	10.56%	10.46%	14.86%	10.46%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.79%	8.53%	8.30%	8.41%	8.30%	8.79%	8.30%
Risk-weighted assets	11.20%	10.77%	10.52%	10.09%	10.15%	11.20%	10.15%

Average shareholders' equity as a percent of average assets	14.84%	14.62%	14.33%	10.53%	10.54%	13.89%	10.42%
Average tangible shareholders' equity as a percent of
average tangible assets	8.66%	8.42%	8.16%	8.35%	8.34%	8.40%	8.18%

Book value per share	$21.23	$20.79	$20.56	$15.11	$14.99	$21.23	$14.99
Tangible book value per share	$11.72	$11.25	$11.01	$11.75	$11.62	$11.72	$11.62

Common equity tier 1 ratio (2)	11.87%	11.52%	11.15%	10.77%	10.63%	11.87%	10.63%
Tier 1 ratio (2)	12.28%	11.93%	11.55%	10.77%	10.63%	12.28%	10.63%
Total capital ratio (2)	14.10%	13.77%	13.36%	13.17%	13.07%	14.10%	13.07%
Leverage ratio (2)	9.71%	9.41%	9.06%	9.00%	8.84%	9.71%	8.84%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$8,766,302	$8,848,710	$8,933,400	$6,016,492	$5,952,290	$8,150,698	$5,845,863
FDIC indemnification asset	—	—	—	1,502	7,413	370	9,535
Investment securities	3,204,758	3,168,044	3,157,339	2,042,781	2,020,040	2,897,167	2,001,387
Interest-bearing deposits with other banks	32,013	39,873	29,261	27,073	25,357	32,090	30,933
Total earning assets	$12,003,073	$12,056,627	$12,120,000	$8,087,848	$8,005,100	$11,080,325	$7,887,718
Total assets	$13,768,958	$13,822,675	$13,956,360	$8,830,176	$8,731,956	$12,611,438	$8,611,403
Noninterest-bearing deposits	$2,476,773	$2,388,976	$2,421,230	$1,570,572	$1,637,228	$2,217,349	$1,540,384
Interest-bearing deposits	7,573,069	7,499,112	7,961,405	5,332,740	5,202,412	7,098,836	5,093,865
Total deposits	$10,049,842	$9,888,088	$10,382,635	$6,903,312	$6,839,640	$9,316,185	$6,634,249
Borrowings	$1,509,642	$1,748,415	$1,408,024	$866,848	$842,211	$1,385,994	$951,159
Shareholders' equity	$2,042,884	$2,021,400	$2,000,093	$929,474	$920,194	$1,752,261	$897,431

CREDIT QUALITY RATIOS
Allowance to ending loans	0.64%	0.65%	0.61%	0.89%	0.90%	0.64%	0.90%
Allowance to nonaccrual loans	79.97%	136.22%	133.65%	179.57%	224.32%	79.97%	224.32%
Allowance to nonperforming loans	65.13%	92.08%	86.80%	120.24%	129.77%	65.13%	129.77%
Nonperforming loans to total loans	0.98%	0.71%	0.70%	0.74%	0.69%	0.98%	0.69%
Nonperforming assets to ending loans, plus OREO	1.00%	0.73%	0.72%	0.76%	0.74%	1.00%	0.74%
Nonperforming assets to total assets	0.63%	0.47%	0.46%	0.52%	0.50%	0.63%	0.50%
Classified assets to total assets	0.94%	1.00%	1.00%	0.98%	0.98%	0.94%	0.98%
Net charge-offs to average loans (annualized)	0.29%	(0.02)%	0.18%	0.13%	0.02%	0.15%	0.13%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) December 31, 2018 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2018	2017	% Change	2018	2017	% Change
Interest income
Loans and leases, including fees	$126,580	$74,347	70.3%	$447,187	$280,111	59.6%
Investment securities
Taxable	22,761	13,212	72.3%	79,076	50,568	56.4%
Tax-exempt	3,896	1,571	148.0%	13,428	5,918	126.9%
Total investment securities interest	26,657	14,783	80.3%	92,504	56,486	63.8%
Other earning assets	192	(592)	132.4%	691	(3,524)	119.6%
Total interest income	153,429	88,538	73.3%	540,382	333,073	62.2%

Interest expense
Deposits	17,198	9,243	86.1%	56,962	35,182	61.9%
Short-term borrowings	5,186	2,144	141.9%	18,033	8,193	120.1%
Long-term borrowings	5,086	1,537	230.9%	16,152	6,153	162.5%
Total interest expense	27,470	12,924	112.6%	91,147	49,528	84.0%
Net interest income	125,959	75,614	66.6%	449,235	283,545	58.4%
Provision for loan and lease losses	5,310	(205)	N/M	14,586	3,582	307.2%
Net interest income after provision for loan and lease losses	120,649	75,819	59.1%	434,649	279,963	55.3%

Noninterest income
Service charges on deposit accounts	10,185	5,190	96.2%	35,108	19,775	77.5%
Trust and wealth management fees	3,703	3,597	2.9%	15,082	14,073	7.2%
Bankcard income	6,247	3,390	84.3%	20,245	13,298	52.2%
Client derivative fees	1,433	2,047	(30.0)%	7,682	6,418	19.7%
Net gains from sales of loans	1,428	1,171	21.9%	6,071	5,169	17.5%
Net gains (losses) on sale of investment securities	36	19	89.5%	(161)	1,649	(109.8)%
Other	6,472	2,968	118.1%	19,355	15,760	22.8%
Total noninterest income	29,504	18,382	60.5%	103,382	76,142	35.8%

Noninterest expenses
Salaries and employee benefits	51,505	35,439	45.3%	188,990	132,560	42.6%
Net occupancy	6,322	4,252	48.7%	24,215	17,397	39.2%
Furniture and equipment	3,498	1,969	77.7%	14,908	8,443	76.6%
Data processing	5,599	3,768	48.6%	28,077	14,022	100.2%
Marketing	1,651	1,060	55.8%	7,598	3,201	137.4%
Communication	805	474	69.8%	3,167	1,819	74.1%
Professional services	1,794	9,766	(81.6)%	12,272	15,023	(18.3)%
State intangible tax	1,086	492	120.7%	4,152	2,655	56.4%
FDIC assessments	1,018	943	8.0%	3,969	3,944	0.6%
Loss (gain) - other real estate owned	41	219	(81.3)%	373	642	(41.9)%
Other	10,033	24,516	(59.1)%	36,089	40,236	(10.3)%
Total noninterest expenses	83,352	82,898	0.5%	323,810	239,942	35.0%
Income before income taxes	66,801	11,303	491.0%	214,221	116,163	84.4%
Income tax expense	11,787	(13,508)	(187.3)%	41,626	19,376	114.8%
Net income	$55,014	$24,811	121.7%	$172,595	$96,787	78.3%

ADDITIONAL DATA
Net earnings per share - basic	$0.56	$0.40		$1.95	$1.57
Net earnings per share - diluted	$0.56	$0.40		$1.93	$1.56
Dividends declared per share	$0.20	$0.17		$0.78	$0.68

Return on average assets	1.59%	1.13%		1.37%	1.12%
Return on average shareholders' equity	10.68%	10.70%		9.85%	10.78%

Interest income	$153,429	$88,538	73.3%	$540,382	$333,073	62.2%
Tax equivalent adjustment	1,442	1,387	4.0%	5,147	5,259	(2.1)%
Interest income - tax equivalent	154,871	89,925	72.2%	545,529	338,332	61.2%
Interest expense	27,470	12,924	112.6%	91,147	49,528	84.0%
Net interest income - tax equivalent	$127,401	$77,001	65.5%	$454,382	$288,804	57.3%

Net interest margin	4.16%	3.75%		4.05%	3.59%
Net interest margin (fully tax equivalent) (1)	4.21%	3.82%		4.10%	3.66%

Full-time equivalent employees	2,073	1,304

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2018
	Fourth	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$126,580	$123,397	$122,290	$74,920	$447,187	2.6%
Investment securities
Taxable	22,761	21,801	20,844	13,670	79,076	4.4%
Tax-exempt	3,896	3,807	4,068	1,657	13,428	2.3%
Total investment securities interest	26,657	25,608	24,912	15,327	92,504	4.1%
Other earning assets	192	215	177	107	691	(10.7)%
Total interest income	153,429	149,220	147,379	90,354	540,382	2.8%

Interest expense
Deposits	17,198	14,672	14,794	10,298	56,962	17.2%
Short-term borrowings	5,186	6,052	4,132	2,663	18,033	(14.3)%
Long-term borrowings	5,086	5,011	4,474	1,581	16,152	1.5%
Total interest expense	27,470	25,735	23,400	14,542	91,147	6.7%
Net interest income	125,959	123,485	123,979	75,812	449,235	2.0%
Provision for loan and lease losses	5,310	3,238	3,735	2,303	14,586	64.0%
Net interest income after provision for loan and lease losses	120,649	120,247	120,244	73,509	434,649	0.3%

Noninterest income
Service charges on deposit accounts	10,185	10,316	9,568	5,039	35,108	(1.3)%
Trust and wealth management fees	3,703	3,728	3,697	3,954	15,082	(0.7)%
Bankcard income	6,247	5,261	5,343	3,394	20,245	18.7%
Client derivative fees	1,433	3,029	1,463	1,757	7,682	(52.7)%
Net gains from sales of loans	1,428	1,739	2,316	588	6,071	(17.9)%
Net gains (losses) on sale of investment securities	36	(167)	(30)	0	(161)	121.6%
Other	6,472	4,778	5,899	2,206	19,355	35.5%
Total noninterest income	29,504	28,684	28,256	16,938	103,382	2.9%

Noninterest expenses
Salaries and employee benefits	51,505	50,852	55,531	31,102	188,990	1.3%
Net occupancy	6,322	6,765	6,631	4,497	24,215	(6.5)%
Furniture and equipment	3,498	4,072	5,298	2,040	14,908	(14.1)%
Data processing	5,599	4,502	14,304	3,672	28,077	24.4%
Marketing	1,651	2,502	2,644	801	7,598	(34.0)%
Communication	805	785	1,118	459	3,167	2.5%
Professional services	1,794	2,621	5,659	2,198	12,272	(31.6)%
State intangible tax	1,086	1,223	1,078	765	4,152	(11.2)%
FDIC assessments	1,018	734	1,323	894	3,969	38.7%
Loss (gain) - other real estate owned	41	538	(283)	77	373	(92.4)%
Other	10,033	10,821	9,452	5,783	36,089	(7.3)%
Total noninterest expenses	83,352	85,415	102,755	52,288	323,810	(2.4)%
Income before income taxes	66,801	63,516	45,745	38,159	214,221	5.2%
Income tax expense	11,787	12,859	9,327	7,653	41,626	(8.3)%
Net income	$55,014	$50,657	$36,418	$30,506	$172,595	8.6%

ADDITIONAL DATA
Net earnings per share - basic	$0.56	$0.52	$0.37	$0.49	$1.95
Net earnings per share - diluted	$0.56	$0.51	$0.37	$0.49	$1.93
Dividends declared per share	$0.20	$0.20	$0.19	$0.19	$0.78

Return on average assets	1.59%	1.45%	1.05%	1.40%	1.37%
Return on average shareholders' equity	10.68%	9.94%	7.36%	13.31%	9.85%

Interest income	$153,429	$149,220	$147,379	$90,354	$540,382	2.8%
Tax equivalent adjustment	1,442	1,567	1,420	718	5,147	(8.0)%
Interest income - tax equivalent	154,871	150,787	148,799	91,072	545,529	2.7%
Interest expense	27,470	25,735	23,400	14,542	91,147	6.7%
Net interest income - tax equivalent	$127,401	$125,052	$125,399	$76,530	$454,382	1.9%

Net interest margin	4.16%	4.06%	4.10%	3.80%	4.05%
Net interest margin (fully tax equivalent) (1)	4.21%	4.12%	4.15%	3.84%	4.10%

Full-time equivalent employees	2,073	2,028	2,118	1,289

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2017
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$74,347	$71,148	$67,748	$66,868	$280,111
Investment securities
Taxable	13,212	13,150	12,598	11,608	50,568
Tax-exempt	1,571	1,537	1,457	1,353	5,918
Total investment securities interest	14,783	14,687	14,055	12,961	56,486
Other earning assets	(592)	(917)	(1,014)	(1,001)	(3,524)
Total interest income	88,538	84,918	80,789	78,828	333,073

Interest expense
Deposits	9,243	10,335	8,679	6,925	35,182
Short-term borrowings	2,144	2,566	2,051	1,432	8,193
Long-term borrowings	1,537	1,538	1,539	1,539	6,153
Total interest expense	12,924	14,439	12,269	9,896	49,528
Net interest income	75,614	70,479	68,520	68,932	283,545
Provision for loan and lease losses	(205)	2,953	467	367	3,582
Net interest income after provision for loan and lease losses	75,819	67,526	68,053	68,565	279,963

Noninterest income
Service charges on deposit accounts	5,190	5,169	4,772	4,644	19,775
Trust and wealth management fees	3,597	3,324	3,405	3,747	14,073
Bankcard income	3,390	3,272	3,501	3,135	13,298
Client derivative fees	2,047	1,779	1,489	1,103	6,418
Net gains from sales of loans	1,171	1,455	1,327	1,216	5,169
Net gains on sale of investment securities	19	276	838	516	1,649
Other	2,968	7,667	2,122	3,003	15,760
Total noninterest income	18,382	22,942	17,454	17,364	76,142

Noninterest expenses
Salaries and employee benefits	35,439	33,827	31,544	31,750	132,560
Net occupancy	4,252	4,328	4,302	4,515	17,397
Furniture and equipment	1,969	2,161	2,136	2,177	8,443
Data processing	3,768	3,455	3,501	3,298	14,022
Marketing	1,060	649	982	510	3,201
Communication	474	430	468	447	1,819
Professional services	9,766	2,030	1,469	1,758	15,023
State intangible tax	492	721	721	721	2,655
FDIC assessments	943	1,051	1,018	932	3,944
Loss (gain) - other real estate owned	219	237	162	24	642
Other	24,516	5,554	5,253	4,913	40,236
Total noninterest expenses	82,898	54,443	51,556	51,045	239,942
Income before income taxes	11,303	36,025	33,951	34,884	116,163
Income tax expense (benefit)	(13,508)	11,199	11,215	10,470	19,376
Net income	$24,811	$24,826	$22,736	$24,414	$96,787

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.40	$0.37	$0.40	$1.57
Net earnings per share - diluted	$0.40	$0.40	$0.37	$0.39	$1.56
Dividends declared per share	$0.17	$0.17	$0.17	$0.17	$0.68

Return on average assets	1.13%	1.13%	1.06%	1.18%	1.12%
Return on average shareholders' equity	10.70%	10.85%	10.25%	11.36%	10.78%

Interest income	$88,538	$84,918	$80,789	$78,828	$333,073
Tax equivalent adjustment	1,387	1,353	1,294	1,225	5,259
Interest income - tax equivalent	89,925	86,271	82,083	80,053	338,332
Interest expense	12,924	14,439	12,269	9,896	49,528
Net interest income - tax equivalent	$77,001	$71,832	$69,814	$70,157	$288,804

Net interest margin	3.75%	3.50%	3.50%	3.63%	3.59%
Net interest margin (fully tax equivalent) (1)	3.82%	3.57%	3.56%	3.70%	3.66%

Full-time equivalent employees	1,304	1,363	1,429	1,424

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2018	2018	2018	2018	2017	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$236,221	$193,288	$216,667	$116,581	$150,650	22.2%	56.8%
Interest-bearing deposits with other banks	37,738	28,989	37,915	10,200	33,974	30.2%	11.1%
Investment securities available-for-sale	2,779,255	2,626,726	2,654,909	1,359,381	1,349,408	5.8%	106.0%
Investment securities held-to-maturity	429,328	434,369	443,957	633,722	654,008	(1.2)%	(34.4)%
Other investments	115,660	115,757	95,004	53,070	53,140	(0.1)%	117.7%
Loans held for sale	4,372	13,277	15,821	8,048	11,502	(67.1)%	(62.0)%
Loans and leases
Commercial and industrial	2,514,661	2,426,590	2,440,596	1,943,741	1,912,743	3.6%	31.5%
Lease financing	93,415	95,317	96,198	81,617	89,347	(2.0)%	4.6%
Construction real estate	548,935	565,077	555,468	494,665	467,730	(2.9)%	17.4%
Commercial real estate	3,754,681	3,868,143	3,888,993	2,544,051	2,490,091	(2.9)%	50.8%
Residential real estate	955,646	932,962	918,904	468,584	471,391	2.4%	102.7%
Home equity	817,282	816,133	835,031	483,643	493,604	0.1%	65.6%
Installment	93,212	97,413	100,726	39,248	41,586	(4.3)%	124.1%
Credit card	46,382	45,741	48,665	46,472	46,691	1.4%	(0.7)%
Total loans	8,824,214	8,847,376	8,884,581	6,102,021	6,013,183	(0.3)%	46.7%
Less:
Allowance for loan and lease losses	56,542	57,715	54,076	54,380	54,021	(2.0)%	4.7%
Net loans	8,767,672	8,789,661	8,830,505	6,047,641	5,959,162	(0.3)%	47.1%
Premises and equipment	215,652	219,940	223,950	127,046	125,036	(1.9)%	72.5%
Goodwill	880,251	881,033	883,025	204,083	204,084	(0.1)%	331.3%
Other intangibles	50,779	53,327	51,631	4,970	5,295	(4.8)%	859.0%
Accrued interest and other assets	469,732	486,300	466,783	333,687	350,664	(3.4)%	34.0%
Total Assets	$13,986,660	$13,842,667	$13,920,167	$8,898,429	$8,896,923	1.0%	57.2%

LIABILITIES
Deposits
Interest-bearing demand	$2,307,071	$2,284,271	$2,440,088	$1,442,399	$1,453,463	1.0%	58.7%
Savings	3,167,325	3,134,944	3,087,683	2,450,196	2,462,420	1.0%	28.6%
Time	2,173,564	1,957,574	2,104,044	1,545,273	1,317,105	11.0%	65.0%
Total interest-bearing deposits	7,647,960	7,376,789	7,631,815	5,437,868	5,232,988	3.7%	46.1%
Noninterest-bearing	2,492,434	2,375,845	2,471,932	1,572,636	1,662,058	4.9%	50.0%
Total deposits	10,140,394	9,752,634	10,103,747	7,010,504	6,895,046	4.0%	47.1%
Federal funds purchased and securities sold
under agreements to repurchase	183,591	123,452	88,070	56,732	72,265	48.7%	154.1%
FHLB short-term borrowings	857,100	1,170,800	1,100,233	601,600	742,300	(26.8)%	15.5%
Total short-term borrowings	1,040,691	1,294,252	1,188,303	658,332	814,565	(19.6)%	27.8%
Long-term debt	570,739	570,037	469,423	169,695	119,654	0.1%	377.0%
Total borrowed funds	1,611,430	1,864,289	1,657,726	828,027	934,219	(13.6)%	72.5%
Accrued interest and other liabilities	156,587	190,224	145,757	119,913	136,994	(17.7)%	14.3%
Total Liabilities	11,908,411	11,807,147	11,907,230	7,958,444	7,966,259	0.9%	49.5%

SHAREHOLDERS' EQUITY
Common stock	1,633,256	1,633,828	1,632,572	571,457	573,109	0.0%	185.0%
Retained earnings	600,014	564,545	533,319	515,498	491,847	6.3%	22.0%
Accumulated other comprehensive loss	(44,408)	(52,897)	(43,008)	(34,683)	(20,390)	(16.0)%	117.8%
Treasury stock, at cost	(110,613)	(109,956)	(109,946)	(112,287)	(113,902)	0.6%	(2.9)%
Total Shareholders' Equity	2,078,249	2,035,520	2,012,937	939,985	930,664	2.1%	123.3%
Total Liabilities and Shareholders' Equity	$13,986,660	$13,842,667	$13,920,167	$8,898,429	$8,896,923	1.0%	57.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	December 31,
	2018	2018	2018	2018	2017	2018	2017
ASSETS
Cash and due from banks	$213,927	$199,843	$224,824	$116,095	$121,792	$188,971	$116,409
Federal funds sold	0	0	786	0	0	196	0
Interest-bearing deposits with other banks	32,013	39,873	28,475	27,073	25,357	31,894	30,933
Investment securities	3,204,758	3,168,044	3,157,339	2,042,781	2,020,040	2,897,167	2,001,387
Loans held for sale	10,411	15,270	14,462	9,171	12,572	12,340	10,679
Loans and leases
Commercial and industrial	2,402,296	2,392,229	2,421,244	1,897,726	1,857,546	2,518,333	1,815,925
Lease financing	94,111	94,030	94,431	86,755	84,635	91,476	86,662
Construction real estate	567,086	570,125	577,883	483,930	449,195	540,014	429,868
Commercial real estate	3,793,376	3,887,748	3,923,784	2,495,604	2,487,149	3,310,697	2,448,570
Residential real estate	941,047	918,361	929,667	468,855	477,454	809,114	488,718
Home equity	813,779	822,834	825,236	487,073	494,804	724,926	472,860
Installment	95,779	99,907	99,896	40,409	42,283	95,847	47,520
Credit card	48,417	48,206	46,797	46,969	46,652	47,951	45,061
Total loans	8,755,891	8,833,440	8,918,938	6,007,321	5,939,718	8,138,358	5,835,184
Less:
Allowance for loan and lease losses	58,216	55,877	55,318	55,016	55,279	56,115	56,599
Net loans	8,697,675	8,777,563	8,863,620	5,952,305	5,884,439	8,082,243	5,778,585
Premises and equipment	218,430	222,718	230,475	126,016	126,310	199,727	129,702
Goodwill	878,669	882,917	883,179	204,083	204,084	714,528	204,084
Other intangibles	52,291	53,013	54,278	5,161	5,487	41,347	5,971
Accrued interest and other assets	460,784	463,434	498,922	347,491	331,875	443,025	333,653
Total Assets	$13,768,958	$13,822,675	$13,956,360	$8,830,176	$8,731,956	$12,611,438	$8,611,403

LIABILITIES
Deposits
Interest-bearing demand	$2,342,528	$2,334,305	$2,573,150	$1,415,603	$1,502,245	$2,169,396	$1,491,114
Savings	3,156,789	3,149,871	3,196,059	2,450,697	2,518,771	2,990,731	2,412,788
Time	2,073,752	2,014,936	2,192,196	1,466,440	1,181,396	1,938,709	1,189,963
Total interest-bearing deposits	7,573,069	7,499,112	7,961,405	5,332,740	5,202,412	7,098,836	5,093,865
Noninterest-bearing	2,476,773	2,388,976	2,421,230	1,570,572	1,637,228	2,217,349	1,540,384
Total deposits	10,049,842	9,888,088	10,382,635	6,903,312	6,839,640	9,316,185	6,634,249
Federal funds purchased and securities sold
under agreements to repurchase	65,805	112,308	97,708	72,865	57,131	87,221	69,766
FHLB short-term borrowings	873,533	1,076,106	818,909	667,641	660,859	860,206	760,599
Total short-term borrowings	939,338	1,188,414	916,617	740,506	717,990	947,427	830,365
Long-term debt	570,304	560,001	491,407	126,342	124,221	438,567	120,794
Total borrowed funds	1,509,642	1,748,415	1,408,024	866,848	842,211	1,385,994	951,159
Accrued interest and other liabilities	166,590	164,772	165,608	130,542	129,911	156,998	128,564
Total Liabilities	11,726,074	11,801,275	11,956,267	7,900,702	7,811,762	10,859,177	7,713,972

SHAREHOLDERS' EQUITY
Common stock	1,632,361	1,633,129	1,632,569	572,915	572,392	1,371,373	570,336
Retained earnings	576,145	542,835	517,548	503,140	483,554	535,139	463,358
Accumulated other comprehensive loss	(55,161)	(44,505)	(39,117)	(33,285)	(21,740)	(43,081)	(23,141)
Treasury stock, at cost	(110,461)	(110,059)	(110,907)	(113,296)	(114,012)	(111,170)	(113,122)
Total Shareholders' Equity	2,042,884	2,021,400	2,000,093	929,474	920,194	1,752,261	897,431
Total Liabilities and Shareholders' Equity	$13,768,958	$13,822,675	$13,956,360	$8,830,176	$8,731,956	$12,611,438	$8,611,403

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	December 31, 2018		September 30, 2018		December 31, 2017		December 31, 2018		December 31, 2017
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,204,758	3.30%	$3,168,044	3.21%	$2,020,040	2.90%	$2,897,167	3.19%	$2,001,387	2.82%
Interest-bearing deposits with other banks	32,013	2.38%	39,873	2.14%	25,357	1.41%	32,090	2.15%	30,933	1.12%
Gross loans (1)	8,766,302	5.73%	8,848,710	5.53%	5,959,703	4.90%	8,151,068	5.49%	5,855,398	4.72%
Total earning assets	12,003,073	5.07%	12,056,627	4.91%	8,005,100	4.39%	11,080,325	4.88%	7,887,718	4.22%

Nonearning assets
Allowance for loan and lease losses	(58,216)		(55,877)		(55,279)		(56,115)		(56,599)
Cash and due from banks	213,927		199,843		121,792		188,971		116,409
Accrued interest and other assets	1,610,174		1,622,082		660,343		1,398,257		663,875
Total assets	$13,768,958		$13,822,675		$8,731,956		$12,611,438		$8,611,403

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,342,528	0.48%	$2,334,305	0.34%	$1,502,245	0.34%	$2,169,396	0.39%	$1,491,114	0.28%
Savings	3,156,789	0.66%	3,149,871	0.59%	2,518,771	0.63%	2,990,731	0.60%	2,412,788	0.66%
Time	2,073,752	1.75%	2,014,936	1.58%	1,181,396	1.33%	1,938,709	1.57%	1,189,963	1.26%
Total interest-bearing deposits	7,573,069	0.90%	7,499,112	0.78%	5,202,412	0.70%	7,098,836	0.80%	5,093,865	0.69%
Borrowed funds
Short-term borrowings	939,338	2.19%	1,188,414	2.02%	717,990	1.18%	947,427	1.90%	830,365	0.99%
Long-term debt	570,304	3.54%	560,001	3.55%	124,221	4.91%	438,567	3.68%	120,794	5.09%
Total borrowed funds	1,509,642	2.70%	1,748,415	2.51%	842,211	1.73%	1,385,994	2.47%	951,159	1.51%
Total interest-bearing liabilities	9,082,711	1.20%	9,247,527	1.10%	6,044,623	0.85%	8,484,830	1.07%	6,045,024	0.82%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,476,773		2,388,976		1,637,228		2,217,349		1,540,384
Other liabilities	166,590		164,772		129,911		156,998		128,564
Shareholders' equity	2,042,884		2,021,400		920,194		1,752,261		897,431
Total liabilities & shareholders' equity	$13,768,958		$13,822,675		$8,731,956		$12,611,438		$8,611,403

Net interest income	$125,959		$123,485		$75,614		$449,235		$283,545
Net interest spread		3.87%		3.81%		3.54%		3.81%		3.40%
Net interest margin		4.16%		4.06%		3.75%		4.05%		3.59%

Tax equivalent adjustment		0.05%		0.06%		0.07%		0.05%		0.07%
Net interest margin (fully tax equivalent)		4.21%		4.12%		3.82%		4.10%		3.66%

(1) Loans held for sale, nonaccrual loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$744	$305	$1,049	$2,020	$9,854	$11,874	$7,417	$28,601	$36,018
Interest-bearing deposits with other banks	24	(47)	(23)	62	40	102	319	25	344
Gross loans (2)	4,373	(1,190)	3,183	12,389	40,526	52,915	45,001	125,946	170,947
Total earning assets	5,141	(932)	4,209	14,471	50,420	64,891	52,737	154,572	207,309

Interest-bearing liabilities
Total interest-bearing deposits	$2,358	$168	$2,526	$2,571	$5,384	$7,955	$5,692	$16,088	$21,780
Borrowed funds
Short-term borrowings	509	(1,375)	(866)	1,820	1,222	3,042	7,612	2,228	9,840
Long-term debt	(17)	92	75	(429)	3,978	3,549	(1,704)	11,703	9,999
Total borrowed funds	492	(1,283)	(791)	1,391	5,200	6,591	5,908	13,931	19,839
Total interest-bearing liabilities	2,850	(1,115)	1,735	3,962	10,584	14,546	11,600	30,019	41,619
Net interest income (1)	$2,291	$183	$2,474	$10,509	$39,836	$50,345	$41,137	$124,553	$165,690

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2018	2018	2018	2018	2017	2018	2017
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$57,715	$54,076	$54,380	$54,021	$54,534	$54,021	$57,961
Provision for loan and lease losses	5,310	3,238	3,735	2,303	(205)	14,586	3,582
Gross charge-offs
Commercial and industrial	6,060	232	4,356	885	1,264	11,533	10,194
Construction real estate	0	0	0	0	1	0	1
Commercial real estate	1,679	902	78	2,176	10	4,835	1,038
Residential real estate	80	145	101	96	128	422	435
Home equity	747	351	385	242	278	1,725	913
Installment	158	43	218	16	26	435	225
Credit card	392	390	684	254	209	1,720	857
Total gross charge-offs	9,116	2,063	5,822	3,669	1,916	20,670	13,663
Recoveries
Commercial and industrial	485	627	518	436	370	2,066	1,650
Lease financing	0	0	1	0	0	1	1
Construction real estate	0	146	0	0	0	146	89
Commercial real estate	1,681	786	887	752	480	4,106	2,719
Residential real estate	44	71	70	26	77	211	215
Home equity	274	419	187	429	589	1,309	1,027
Installment	94	351	82	48	46	575	234
Credit card	55	64	38	34	46	191	206
Total recoveries	2,633	2,464	1,783	1,725	1,608	8,605	6,141
Total net charge-offs	6,483	(401)	4,039	1,944	308	12,065	7,522
Ending allowance for loan and lease losses	$56,542	$57,715	$54,076	$54,380	$54,021	$56,542	$54,021

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.92%	(0.07)%	0.64%	0.10%	0.19%	0.38%	0.47%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	0.00%	(0.10)%	0.00%	0.00%	0.00%	(0.03)%	(0.02)%
Commercial real estate	0.00%	0.01%	(0.08)%	0.23%	(0.07)%	0.02%	(0.07)%
Residential real estate	0.02%	0.03%	0.01%	0.06%	0.04%	0.03%	0.05%
Home equity	0.23%	(0.03)%	0.10%	(0.16)%	(0.25)%	0.06%	(0.02)%
Installment	0.27%	(1.22)%	0.55%	(0.32)%	(0.19)%	(0.15)%	(0.02)%
Credit card	2.76%	2.68%	5.54%	1.90%	1.39%	3.19%	1.44%
Total net charge-offs	0.29%	(0.02)%	0.18%	0.13%	0.02%	0.15%	0.13%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$30,925	$4,310	$3,448	$6,275	$5,229	$30,925	$5,229
Lease financing	22	0	0	0	82	22	82
Construction real estate	9	10	24	26	29	9	29
Commercial real estate	20,500	20,338	21,593	16,878	10,616	20,500	10,616
Residential real estate	13,495	11,365	9,278	3,324	4,140	13,495	4,140
Home equity	5,580	6,018	5,820	3,484	3,743	5,580	3,743
Installment	169	327	299	296	243	169	243
Nonaccrual loans	70,700	42,368	40,462	30,283	24,082	70,700	24,082
Accruing troubled debt restructurings (TDRs)	16,109	20,313	21,839	14,943	17,545	16,109	17,545
Total nonperforming loans	86,809	62,681	62,301	45,226	41,627	86,809	41,627
Other real estate owned (OREO)	1,401	1,918	1,853	1,065	2,781	1,401	2,781
Total nonperforming assets	88,210	64,599	64,154	46,291	44,408	88,210	44,408
Accruing loans past due 90 days or more	63	144	327	529	61	63	61
Total underperforming assets	$88,273	$64,743	$64,481	$46,820	$44,469	$88,273	$44,469
Total classified assets	$131,668	$138,868	$139,317	$87,577	$87,293	$131,668	$87,293

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	79.97%	136.22%	133.65%	179.57%	224.32%	79.97%	224.32%
Nonperforming loans	65.13%	92.08%	86.80%	120.24%	129.77%	65.13%	129.77%
Total ending loans	0.64%	0.65%	0.61%	0.89%	0.90%	0.64%	0.90%
Nonperforming loans to total loans	0.98%	0.71%	0.70%	0.74%	0.69%	0.98%	0.69%
Nonperforming assets to
Ending loans, plus OREO	1.00%	0.73%	0.72%	0.76%	0.74%	1.00%	0.74%
Total assets	0.63%	0.47%	0.46%	0.52%	0.50%	0.63%	0.50%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.82%	0.50%	0.48%	0.51%	0.45%	0.82%	0.45%
Total assets	0.52%	0.32%	0.30%	0.35%	0.30%	0.52%	0.30%
Classified assets to total assets	0.94%	1.00%	1.00%	0.98%	0.98%	0.94%	0.98%

(1) Nonaccrual loans include nonaccrual TDRs of $22.4 million, $4.7 million, $5.9 million, $6.0 million, and $6.4 million, as of December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, and December 31, 2017, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	2018	2017
PER COMMON SHARE
Market Price
High	$29.58	$32.35	$33.55	$29.35	$29.15	$33.55	$29.15
Low	$22.40	$29.40	$28.10	$26.40	$25.30	$22.40	$23.10
Close	$23.72	$29.70	$30.65	$29.35	$26.35	$23.72	$26.35

Average shares outstanding - basic	97,424,839	97,411,201	97,347,533	61,654,686	61,595,629	88,582,090	61,529,460
Average shares outstanding - diluted	98,468,237	98,484,228	98,432,072	62,180,744	62,131,840	89,614,205	62,171,590
Ending shares outstanding	97,894,286	97,914,526	97,904,897	62,213,823	62,069,087	97,894,286	62,069,087

Total shareholders' equity	$2,078,249	$2,035,520	$2,012,937	$939,985	$930,664	$2,078,249	$930,664

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,215,613	$1,177,630	$1,142,718	$779,491	$755,735	$1,215,613	$755,735
Common equity tier 1 capital ratio	11.87%	11.52%	11.15%	10.77%	10.63%	11.87%	10.63%
Tier 1 capital	$1,257,366	$1,219,383	$1,184,471	$779,595	$755,839	$1,257,366	$755,839
Tier 1 ratio	12.28%	11.93%	11.55%	10.77%	10.63%	12.28%	10.63%
Total capital	$1,444,146	$1,407,252	$1,369,231	$953,243	$929,148	$1,444,146	$929,148
Total capital ratio	14.10%	13.77%	13.36%	13.17%	13.07%	14.10%	13.07%
Total capital in excess of minimum
requirement	$432,832	$397,783	$356,930	$238,221	$271,600	$432,832	$271,600
Total risk-weighted assets	$10,241,159	$10,222,466	$10,251,147	$7,240,731	$7,108,629	$10,241,159	$7,108,629
Leverage ratio	9.71%	9.41%	9.06%	9.00%	8.84%	9.71%	8.84%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.86%	14.70%	14.46%	10.56%	10.46%	14.86%	10.46%
Ending tangible shareholders' equity to ending tangible assets	8.79%	8.53%	8.30%	8.41%	8.30%	8.79%	8.30%
Average shareholders' equity to average assets	14.84%	14.62%	14.33%	10.53%	10.54%	13.89%	10.42%
Average tangible shareholders' equity to average tangible assets	8.66%	8.42%	8.16%	8.35%	8.34%	8.40%	8.18%